UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 21, 2014

Bryn Mawr Bank Corporation

(Exact Name of Registrant as specified in its charter)

Pennsylvania	001-35746	23-2434506
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Lancaster Avenue, Bryn Mawr, PA 19010

Registrant’s telephone number, including area code: 610-525-1700

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The Stock Purchase Agreement

On August 21, 2014, The Bryn Mawr Trust Company (the “Bank”), which is a wholly owned subsidiary of Bryn Mawr Bank Corporation (the “Corporation”), entered into a definitive Stock Purchase Agreement (“Agreement”) with Donald W. Parker (“Parker”), Edward F. Lee (“Lee”), and Powers Craft Parker & Beard, Inc., a Pennsylvania corporation (“Powers Craft”), pursuant to which the Bank will acquire all of the issued and outstanding capital stock of Powers Craft from Parker and Lee. Powers Craft is an insurance brokerage located in Rosemont, Pennsylvania. The maximum purchase price under the Agreement will be $7,113,081, including an initial payment at closing of $5,488,081, and a three year earn-out, subject to certain terms and conditions, of up to $1,625,000. Included in the maximum purchase price under the Agreement is approximately $600,000 relating to the after-tax market value of a marketable security and the cash value of certain insurance policies held by Powers Craft.

The Agreement contains customary representations, warranties and covenants. Consummation of the transaction is subject to certain conditions, including, among others, the entry into employment agreements with Parker and Lee. The transaction is expected to close during the fourth quarter of 2014, subject to customary closing conditions. The foregoing summary of the Agreement is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference in its entirety. The schedules to the Agreement have been omitted in accordance with Item 601(b) of Regulation S-K. The registrant hereby agrees to furnish supplementally a copy of any schedules to the Securities and Exchange Commission (the “SEC”) upon request.

Additional Disclosure Regarding the Transaction

The all cash acquisition is expected to be accretive to earnings per share, excluding due diligence and merger related expenses, in the first 12 months of operations. Additionally, insurance revenues from the acquisition are anticipated to exceed $3 million in the first 12 months of operations.

Item 7.01	Regulation FD Disclosure.

On August 21, 2014, the Corporation issued a press release announcing the Bank’s entry into the Agreement, which press release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The information in this Current Report on Form 8-K, including the exhibit attached hereto and incorporated by reference into this Item 7.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information, including the exhibit attached hereto, shall not be deemed incorporated by reference into any of the Corporation’s reports or filings with the SEC, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

Exhibit 2.1	Stock Purchase Agreement, dated as of August 21, 2014, by and among The Bryn Mawr Trust Company, Donald W. Parker, Edward F. Lee, and Powers Craft Parker & Beard, Inc.*

Exhibit 99.1	Press Release dated August 21, 2014

*	The schedules to the Agreement have been omitted in accordance with Item 601(b) of Regulation S-K.

FORWARD LOOKING STATEMENTS AND SAFE HARBOR

This report on Form 8-K contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Such forward-looking statements may include financial and other projections as well as statements regarding the Corporation’s future plans, objectives, performance, revenues, growth, profits, operating expenses or the Corporation’s underlying assumptions. The words “may,” “would,” “should,” “could,” “will,” “likely,” “possibly,” “expect,” “anticipate,” “intend,” “estimate,” “target,” “potentially,” “probably,” “outlook,” “predict,” “contemplate,” “continue,” “plan,” “forecast,” “project,” “are optimistic,” “are looking,” “are looking forward” and “believe” or other similar words and phrases may identify forward-looking statements. Persons reading this Form 8-K are cautioned that such statements are only predictions, and that the Corporation’s actual future results or performance may be materially different.

Such forward-looking statements involve known and unknown risks and uncertainties. A number of factors, many of which are beyond the Corporation’s control, could cause our actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and so our business and financial condition and results of operations could be materially and adversely affected. Such factors include, among others, our need for capital, our ability to control operating costs and expenses, and to manage loan and lease delinquency rates; the credit risks of lending activities and overall quality of the composition of our loan, lease and securities portfolio; the impact of economic conditions, consumer and business spending habits, and real estate market conditions on our business and in our market area; changes in the levels of general interest rates, deposit interest rates, or net interest margin and funding sources; changes in banking regulations and policies and the possibility that any banking agency approvals we might require for certain activities will not be obtained in a timely manner or at all or will be conditioned in a manner that would impair our ability to implement our business plans; changes in accounting policies and practices; the inability of key third-party providers to perform their obligations to us; our ability to attract and retain key personnel; competition in our marketplace; war or terrorist activities; material differences in the actual financial results, cost savings and revenue enhancements associated with our acquisitions; and other factors as described in our securities filings. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. The Corporation does not undertake to update forward-looking statements.

For a complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, as well as any changes in risk factors that we may identify in our quarterly or other reports subsequently filed with the SEC.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRYN MAWR BANK CORPORATION

By:	/s/ Francis J. Leto
Francis J. Leto
President and Chief Operating Officer

Date: August 22, 2014

EXHIBITS INDEX

Exhibit	Description

Exhibit 2.1	Stock Purchase Agreement, dated as of August 21, 2014, by and among The Bryn Mawr Trust Company, Donald W. Parker, Edward F. Lee, and Powers Craft Parker & Beard, Inc.*

Exhibit 99.1	Press Release dated August 21, 2014

*	The schedules to the Agreement have been omitted in accordance with Item 601(b) of Regulation S-K.